UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

THE CHEFS’ WAREHOUSE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road,

Ridgefield, Connecticut 06877

(Address of Principal Executive Offices, and Zip Code)

(203) 894-1345

Registrant’s Telephone Number, Including Area Code

______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHEF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On March 1, 2021, in connection with a previously announced offering, The Chefs’ Warehouse, Inc. (“the Company”) issued $50 million aggregate principal amount of 1.875% Convertible Senior Notes due 2024 (the “Convertible Notes”). The Convertible Notes issuance is a reopening of, and part of the same series as, the $150 million aggregate principal amount of 1.875% Convertible Senior Notes due 2024 issued by the Company on November 22, 2019. The Convertible Notes were issued pursuant to the Indenture, dated as of November 22, 2019 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The sale of the Convertible Notes generated net proceeds of approximately $50.4 million, after deducting the initial purchasers’ discounts and commissions and other estimated offering expenses payable by the Company.

The Company used approximately $31.2 million of the net proceeds from the offering of the Convertible Notes to repay outstanding amounts under its term loan facility and the remainder of the net proceeds for working capital and general corporate purposes, which may include future acquisitions or repaying a portion of the outstanding principal amount under its asset-based loan facility.

The Convertible Notes will bear interest at a rate of 1.875% per year and will pay interest semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2021. At any time before the close of business on the scheduled trading day immediately before the maturity date, the Convertible Notes will be convertible at the option of holders of the Convertible Notes into shares of the Company’s common stock, together with cash in lieu of any fractional share. The Convertible Notes will mature on December 1, 2024, unless earlier converted or repurchased in accordance with their terms.

The conversion rate for the Convertible Notes is 22.6249 shares of the Company’s common stock per $1,000 principal amount of the Convertible Notes (which is equivalent to a conversion price of approximately $44.20 per share of the Company’s common stock, representing a premium of approximately 32.3% over the last reported sale price of the Company’s common stock on February 24, 2021 of $33.41 per share), subject to adjustment.

The Company may not redeem the Convertible Notes at its option prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if the Company undergoes a fundamental change, as described in the Indenture, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the required repurchase date. Additionally, the Convertible Notes are subject to customary events of default.

The Company offered and sold the Convertible Notes to the initial purchaser in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for resale by the initial purchasers to qualified institutional buyers (as defined in the Securities Act) pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers in connection with the sale of the Convertible Notes.

The foregoing description of the Indenture and the Convertible Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture (including the form of 1.875% Convertible Senior Note due 2024 included therein), filed as an exhibit hereto and incorporated by reference herein.

Neither the Convertible Notes nor the shares of the Company’s common stock that may be issued upon conversion thereof has been nor will be registered under the Securities Act, or any applicable state securities laws. Neither the Convertible Notes nor the shares of the Company’s common stock that may be issued upon conversion thereof may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This Current Report on Form 8-K is not an offer to sell any securities of the Company and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

Item 3.02 – Unregistered Sales of Equity Securities

The information set forth under Item 2.03 of this Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On February 24, 2021, the Company issued a press release announcing the offering of the Convertible Notes. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On February 24, 2021, the Company issued a press release announcing the pricing of the Convertible Notes. The full text of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

On March 1, 2021, the Company issued a press release announcing the closing of its Convertible Notes offering. The full text of the press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of November 22, 2019, between The Chefs’ Warehouse, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on November 22, 2019)
4.2	Form of 1.875% Convertible Senior Note due 2024 (included as an exhibit to Exhibit 4.1)
99.1	Launch Press Release of The Chefs’ Warehouse, Inc. dated February 24, 2021
99.2	Pricing Press Release of The Chefs’ Warehouse, Inc. dated February 24, 2021
99.3	Closing Press Release of The Chefs’ Warehouse, Inc. dated March 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel, Corporate Secretary and Chief Government Relations Officer

Date:   March 1, 2021